CORNERSTONE TOTAL RETURN FUND, INC.
                        350 Jericho Turnpike, Suite 206
                               Jericho, NY 11753

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 16, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 16, 2012: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cornerstone Total Return Fund, Inc., a New York corporation (the "Fund"), will be held at 11:00 a.m., eastern time, on April 16, 2012 at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

      1. To approve the election of five directors to hold office until the year 2013 Annual Meeting of Stockholders (Proposal 1); and

      2. To approve the elimination of the Fund's fundamental investment restriction #12 limiting investments in securities issued by other investment companies

      3. To approve the replacement of the Fund's fundamental investment restriction #15 that the Fund shall not invest more than 5% of its total assets, taken at market value at time of purchase, in securities of any one issuer other than the United States Government or its instrumentalities; or invest in the securities of companies which (together with the predecessors) have a record of less than three years continuous operation, or purchase more than 10% of any class of the outstanding voting securities of any one issuer (the "current diversification and unseasoned issuer restriction")

      4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on February 17, 2012, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

Copies of the Fund's most recent annual report may be ordered free of charge by any stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, or by calling collect (513) 326-3597.

                                              By Order of the Board of Directors

                                              Gary A. Bentz
                                              Secretary

Dated: February 29, 2012

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS                        VALID SIGNATURE

(1) ABC Corp.                             ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.                             John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer               John Doe
(4) ABC Corp. Profit Sharing Plan         John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                             Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA         John B. Smith
(2) John B. Smith                         John B. Smith, Jr., Executor

                      CORNERSTONE TOTAL RETURN FUND, INC.
                        350 Jericho Turnpike, Suite 206
                               Jericho, NY 11753

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         to be held on April 16, 2012

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Total Return Fund, Inc., a New York corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2012 (the "Meeting") to be held at 11:00 a.m., eastern time, on April 16, 2012 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments or postponements thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders of the Fund ("Stockholder(s)") on or about February 29, 2012.

Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Stockholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Ralph W. Bradshaw, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr. as nominees for Director.

In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal requiring that the broker has discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

At least 51% of the Fund's Stockholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

In Proposal 2 and Proposal 3, stockholders are being asked to change investment restrictions which are deemed fundamental policies and may be changed only by the vote of a majority of the Fund's outstanding voting securities. In this instance, a majority means the lesser of (i) 67% of the Fund's outstanding shares of common stock present at a meeting of the holders if more than 50% of the outstanding shares of common stock are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares of Common Stock.

Your vote is being solicited by the directors of the Fund. Under the agreement between The Altman Group ("Altman") and the Fund, Altman provides general solicitation services to the Fund at an estimated cost of $12,000, including expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's voting securities on the record date, incurred in mailing copies of this Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's voting securities. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

The directors and officers of the Fund and Ultimus Fund Solutions, LLC, the administrator to the Fund (the "Administrator") may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. The cost of soliciting the proxies will be borne by the Fund.

Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on February 17, 2012 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 17, 2012 was 6,598,077. The Fund is a diversified, closed-end management investment company.

Copies of the Fund's most recent annual report may be ordered free of charge to any Stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, or by telephone (513) 326-3597. This report is not to be regarded as proxy-soliciting material.

This Proxy Statement is first being mailed to Stockholders on or about February 29, 2012.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

The Board of Directors currently consists of five members. All of the members were approved by the Stockholders at the Year 2011 Annual Meeting.

At the Meeting, Stockholders will be asked to vote for the election of Messrs. Ralph W. Bradshaw, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr., as directors to serve until the year 2013 Annual Meeting of Stockholders or thereafter until each of their successors are duly elected and qualified. Each nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Ralph W. Bradshaw, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Directors:


                                    NOMINEES
                                                                                          Number of
                                                                                          Portfolios
                                                                                          in Fund       Directorships Held
Name and                Position(s)          Term of                                      Complex       by Nominee for
Address(1)              with                 Office      Principal Occupation Over        Overseen      Director Outside of
(Birth Date)            Fund                 Since       Past 5 Years                     by Director   Fund Complex*
---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED NOMINEES


Edwin Meese III         Director; Audit,     2001        Distinguished Fellow, The Heritage      3      None
(Dec. 1931)             Nominating                       Foundation Washington D.C.;
                        and Corporate                    Distinguished Visiting Fellow at
                        Governance                       the Hoover Institution, Stanford
                        Committee                        University; Senior Adviser,
                        Member                           Revelation L.P.; Director/Trustee of
                                                         Cornerstone Strategic Value Fund,
                                                         Inc. and Cornerstone Progressive
                                                         Return Fund

Scott B. Rogers         Director; Audit,     2001        Director, Board of Health
(July 1955)             Nominating                       Partners, Inc.; Chief Executive         3      None
                        and Corporate                    Officer, Asheville Buncombe
                        Governance                       Community Christian Ministry;
                        Committee                        and President, ABCCM Doctor's
                        Member                           Medical Clinic; Director/
                                                         Trustee of Cornerstone Strategic
                                                         Value Fund, Inc. and Cornerstone
                                                         Progressive Return Fund

                                                                                          Number of
                                                                                          Portfolios
                                                                                          in Fund       Directorships Held
Name and                Position(s)          Term of                                      Complex       by Nominee for
Address(1)              with                 Office      Principal Occupation Over        Overseen      Director Outside of
(Birth Date)            Fund                 Since       Past 5 Years                     by Director   Fund Complex*
---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED NOMINEES (continued)
Andrew A. Strauss       Director;            2001        Attorney and senior member              3      None
(Nov. 1953)             Chairman of                      of Strauss & Associates,P.A.,
                        Nominating                       Attorneys; Director/Trustee of
                        and Corporate                    Cornerstone Strategic Value Fund,
                        Governance                       Inc. and Cornerstone Progressive
                        Committee and                    Return Fund
                        Audit Committee
                        Member

Glenn W. Wilcox, Sr.    Director;            2001        Chairman of the Board of Tower          3      Director of Champion
(Dec. 1931)             Chairman of                      Associates, Inc.; Chairman of the              Industries, Inc.
                        Audit Committee                  Board of Wilcox Travel Agency, Inc.;
                        and Nominating                   Director of Champion Industries, Inc.;
                        and Corporate                    Director/Trustee of Cornerstone
                        Governance                       Strategic Value Fund, Inc. and
                        Committee                        Cornerstone Progressive Return
                        Member                           Fund

INTERESTED NOMINEE

Ralph W. Bradshaw       Chairman of          2001        President, Cornerstone Advisors,        3      None
(Dec. 1950)**           the Board of                     Inc.; Financial Consultant;
                        Directors and                    President and Director/Trustee of
                        President                        Cornerstone Strategic Value Fund,
                                                         Inc. and Cornerstone Progressive
                                                         Return Fund

(1) The mailing address of each Nominee/Director with respect to Fund operations is 350 Jericho Turnpike, Suite 206, Jericho, NY 11753.

* As of December 31, 2011, the Fund Complex is comprised of the Fund, Cornerstone Strategic Value Fund, Inc., and Cornerstone Progressive Return Fund, all of which are managed by Cornerstone Advisors, Inc. Each of the above Nominees oversee all of the Funds in the Fund Complex.

** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board's effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Investment Adviser, other service providers, counsel and the independent registered accounting firm ("independent auditors"); and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director's ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Director of the Fund. In addition, the Board values the diverse skill sets and experiences that each Director contributes. The Board considers that its diversity as a whole is as a result of a combination of Directors who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Director provides as a result of his present experiences and his background. Information as of December 31, 2011 discussing the specific experience, skills, attributes and qualifications of each Director which led to the Board's determination that the Director should serve in this capacity is provided below.

RALPH W. BRADSHAW. Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. and has served as its President since its inception in 2001. He brings over 18 years of extensive investment management experience and also formerly served as a Director of several other closed-end funds. Prior to founding the Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions and operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the other service providers, counsel and the Fund's independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Director, in addition to in his capacity as President of the Investment Adviser. The Board values his strong moral character and integrity.

EDWIN MEESE III. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation's Center for Legal and Judicial Studies. He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations. Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counsellor to the President of the United States for Ronald Reagan. Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

SCOTT B. ROGERS. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board's discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

ANDREW A. STRAUSS. Mr. Strauss is an experienced attorney with a securities law background. He currently manages a law firm specializing in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

GLENN W. WILCOX, SR. Mr. Wilcox has been a business owner for over 55 years. He has previous business experience in the real estate development, radio and oil and gas exploration industries. He serves on the Board of Directors and Audit Committee of another public company. From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003. He has been a private investor in public equities for over 50 years. Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Specific details regarding each Director's principal occupations during the past five years are included in the table above.

The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2011. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


                                                             Aggregate Dollar Range of Equity
                              Dollar Range of Equity         In All Funds Overseen by
Name                          Securities in the Fund         Directors in Fund Complex
---------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

Edwin Meese III               0                              0

Scott B. Rogers               0                              Over $100,000

Andrew A. Strauss             0                              0

Glenn W. Wilcox Sr.           $10,001-$50,000                $10,001-$50,000

INTERESTED DIRECTOR

Ralph W. Bradshaw             $10,001-$50,000                Over $100,000

                                          EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current principal officers of the Fund are:

Name and
Address (1)                                        Term of
(Birth Date)            Position with Fund         Office Since         Principal Occupation Over Past 5 Years
-------------------------------------------------------------------------------------------------------------------------
Gary A. Bentz           Chief Compliance           2004, 2008, 2009     Chairman and Chief Financial Officer of
(June 1956)             Officer; Secretary, and                         Cornerstone Advisors, Inc.; Financial
                        Assistant Treasurer                             Consultant, C.P.A.; Chief Compliance Officer,
                                                                        Secretary, and Assistant Treasurer of Cornerstone
                                                                        Strategic Value Fund, Inc. and Cornerstone
                                                                        Progressive Return Fund

Theresa Bridge          Treasurer                  2012                 Vice President and Mutual Fund Controller of Ultimus
(December 1969)                                                         Fund Solutions, LLC (since September 2000); Treasurer
                                                                        of Cornerstone Strategic Value Fund, Inc. and
                                                                        Cornerstone Progressive Return Fund (since 2012)

(1) The officers' address with respect to Fund operations is the same as the Fund's.

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2011, to each Director of the Fund in their capacities solely as a Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


                                                      Aggregate Compensation        Total Compensation From Fund and
Name of Director              Director Since          From Fund                     Fund Complex* Paid to Director
--------------------------------------------------------------------------------------------------------------------
Glenn W. Wilcox, Sr.          2001                    $10,000                       $45,000

Andrew A. Strauss             2001                    $10,000                       $45,000

Edwin Meese III               2001                    $10,000                       $45,000

Scott B. Rogers               2001                    $10,000                       $45,000

Ralph W. Bradshaw             2001                          0                             0

*     For compensation purposes, Fund Complex refers to the Fund, Cornerstone
      Strategic Value Fund, Inc., and Cornerstone Progressive Return Fund, all of which were managed by Cornerstone Advisors, Inc. during the year ended
      December 31, 2011.

Director Transactions with Fund Affiliates. As of December 31, 2011, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisers, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board consists of five individuals, one of whom is an Interested Director. The Chairman of the Board, Mr. Bradshaw, is the Interested Director and is the President of the Fund, the President of the Investment Adviser, and is the President and a director or trustee of Cornerstone Strategic Value Fund, Inc. and Cornerstone Progressive Return Fund, respectively. The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Investment Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board's oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director's talents to bear in overseeing the Fund's operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below. Each of the Directors attended at least seventy-five (75%) percent of the five (5) meetings of the Board of Directors and four (4) meetings of its committees (including regularly scheduled and special meetings) held during the period for which he was a member. The Board does not have a policy regarding Directors' attendance at the annual stockholders meeting, but all are invited to attend. Last year, two Directors attended the annual meeting.

THE AUDIT COMMITTEE

The Fund has a standing Audit Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Meese, Rogers and Strauss, all of whom are directors who are not interested persons of the Fund, as such term is defined in
Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four (4) times during the 2011 calendar year.

The Audit Committee currently does not have an Audit Committee Financial
Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Meese, Rogers and Strauss, all of whom are directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

The Committee will consider all nominees recommended by Stockholders of the Fund, so long as Stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Committee does not have a policy with regard to considering diversity when identifying candidates for election, but would expect to consider racial, gender and professional experience diversity when identifying future candidates. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Stockholder-recommended candidates by applying the same criteria used to evaluate director- recommended candidates. The deadline for submitting a Stockholder proposal for inclusion in the Fund's proxy statement for the Fund's 2013 annual meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is November 1, 2012. Stockholders wishing to submit proposals or director nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund no later than the close of business on November 1, 2012. Stockholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

In 2012, the Committee met and discussed the nomination of the Directors of the Fund for the 2012 Annual Meeting of Stockholders. Each Nominee was recommended by the non-interested Directors. The Nominating and Corporate Governance Committee convened four (4) times during the 2011 calendar year.

BOARD'S ROLE IN RISK OVERSIGHT OF THE FUND

The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and Nominating and Corporate Governance Committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund's senior officers (including the Fund's Chief Compliance Officer), portfolio management personnel of the Adviser, the Fund's independent auditors, legal counsel and personnel from the Fund's other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of Fund personnel, policies and procedures designed to address certain risks associated with the Fund's activities. In addition, the Adviser and the Fund's other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund's activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and consider whether any changes to the current structure are prudent.

REQUIRED VOTE

Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, EDWIN MEESE III, SCOTT B.ROGERS, ANDREW A. STRAUSS, AND GLENN W. WILCOX, SR. AS DIRECTORS OF THE FUND.

                                 PROPOSAL NO. 2

ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION #12 LIMITING INVESTMENTS IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

As described below, the Board is proposing that Stockholders approve the elimination of the Fund's fundamental investment restriction #12, which limits investments in securities issued by other investment companies, pursuant to this Proposal 2. The Adviser believes and the Board concurs that it would be in the best interest of Stockholders to approve such proposed change in order to allow the Fund greater flexibility regarding its investment in other closed-end funds and securities that have attractive risk/reward characteristics.

WHY ARE STOCKHOLDERS BEING ASKED TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION #12 LIMITING INVESTMENTS IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES?

The restriction adopted by the Fund that limits its ability to invest in the securities of other investment companies is fundamental, which means that it may not be changed or eliminated without Stockholder approval. The Board believes that it is in the best interest of Stockholders to eliminate this fundamental investment restriction.

WHAT ARE THE BENEFITS OF THE FUND'S ELIMINATION OF ITS FUNDAMENTAL INVESTMENT RESTRICTION #12 LIMITING INVESTMENTS IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES?

Under the 1940 Act, the Fund's investments in the securities of other investment companies are restricted by Section 12(d) and the rules promulgated thereunder. The Fund is not required to adopt any additional restrictions applicable to such investments, nor is any restriction that is adopted required to be fundamental. The current restriction #12 reads as follows:

The Fund may not:

(12) Purchase the securities of any other investment company, except (a) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders, and (b) in the case of securities of closed-end investment companies only, in the open market where no commission other than the ordinary broker's commission is paid; provided, however, that in no event may investments in securities of other investment companies exceed 10% of the Fund's total assets taken at market value at time of purchase.

This restriction limits the Fund's ability to invest in other investment companies such that all such investments, in the aggregate, do not exceed 10% of the Fund's total assets. The Adviser has determined, and the Board agrees, that it would be beneficial to the Fund to permit it to operate in accordance with
Section 12(d)(1)(F) which permits a fund to invest without limitation in the securities of other investment companies, so long as such investment does not exceed 3% of such underlying investment company's securities. If this restriction #12 was eliminated, the Fund's investments in other investment companies, in the aggregate, could represent more than 10% of the Fund's total assets. By allowing an increase in the percentage of the Fund's investments in other investment companies rather than be restricted by its current fundamental investment restriction #12, and by relying on the Adviser's investment expertise with respect to the purchase and sale of registered investment companies, the Adviser would be in a better position to manage the Fund with enhanced investment management flexibility. There can be no assurance that the investment objective of any closed-end investment company or ETF in which the Fund may invest will be achieved or that the securities that the Fund invests in will not decrease in value.

WHAT ARE THE MATERIAL DIFFERENCES THAT MAY BE CAUSED BY ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION #12 LIMITING INVESTMENTS IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES?

If Proposal 2 is approved by Stockholders, the Adviser intends to increase the percentage of the Fund's assets that are invested in the securities of other investment companies. In accordance with Section 12(d)(1)(F) of the 1940 Act, and in reliance upon Rule 12d-3 promulgated thereunder, the Fund will limit the amount invested in any single investment company to 3% of that investment company's total outstanding stock. The Adviser currently expects that under normal circumstances, the Fund would invest between 20-30% of its assets in the securities of other investment companies, if restriction #12 is eliminated.

As a stockholder in an investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested. Therefore, a Stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. However, the Fund expects its investments will be in other closed-end funds and ETFs that will not charge any sales loads on purchases by the Fund. The pro forma fee table set forth below is based on actual expenses for the year ended December 31, 2011, but includes estimated amounts for Acquired Fund Fees and Expenses based upon investment of approximately 30% of the Fund's assets in other investment companies.

The following table shows Fund expenses as a percentage of net assets attributable to common shares.

Stockholder Transaction Expenses
Sales load                                                               None
Dividend Reinvestment Plan fees                                          None
Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees                                                          1.00%
Other expenses (1)                                                       0.88%
Acquired Fund fees and expenses (2)                                      0.20%
Total Annual Expenses                                                    2.08%

Example (3)

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of 2.08% of net assets attributable to common shares and (ii) a 5% annual return:

                      1 Year        3 Years        5 Years       10 Years
                   ----------------------------------------------------------
You would pay         $21.22        $65.75         $112.93       $243.46
the following
expenses on a
$1,000 investment,
assuming a 5%
annual return

------------------------
(1) "Other Expenses" include, among other expenses, administration and fund accounting fees. The Fund has no current intention to borrow money for investment purposes or to sell securities short.

(2) The Fund invests in other closed-end investment companies and ETFs (collectively, the "Acquired Funds"). The Fund's stockholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.

(3) The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended. Moreover, the Fund's actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. In addition to the factors the Adviser considers when selecting other securities for investment, when making purchases and sales of securities of closed-end funds, the Adviser will consider a fund's net asset value relative to its current market price and any existing inefficiencies the Adviser perceives between NAV and market price. The Fund's investment objectives will not be affected by this Proposal #2 and the Fund will continue to seek capital appreciation with current income as a secondary objective. There can be no assurance that the investment objective of any closed-end investment company or ETF in which the Fund invests will be achieved or that the securities that the Fund invests in will not decrease in value.

The Fund will comply with the applicable provisions of the 1940 Act as in effect, which currently require that, on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Adviser will vote such shares in the same general proportion as shares held by other stockholders of that investment company (also known as "mirror voting").

The requested change is primarily designed to provide greater flexibility to the Adviser in managing the Fund's assets. It is not expected that the requested change would necessarily result in a significant change in the securities in which the Fund invests, but from time to time, the percentage of Fund assets invested in investment company securities may be materially greater than would have been permitted if the Fund's current fundamental investment restriction limiting its investments in the securities of other investment companies had not been eliminated. Under normal circumstances, the Adviser's current intention is to invest between 20% and 30% of the Fund's assets. However, elimination of this restriction would permit, with Board approval to, invest up to 100%.

CONSIDERATION AND APPROVAL BY THE BOARD OF DIRECTORS.

The Board met in person on February 10, 2012 to consider, among other things, elimination of the Fund's fundamental investment restriction #12 limiting investments in securities issued by other investment companies. At the Board meeting, the Board reviewed materials furnished by the Adviser and information provided by representatives of the Adviser regarding the potential impact of eliminating this restriction. The Directors, including all of the independent Directors, unanimously approved the proposed elimination and recommended that Stockholders of the Fund approve elimination of the Fund's fundamental investment restriction #12 limiting investments in securities issued by other investment companies. The Board considered numerous factors in approving the elimination of the Fund's fundamental investment restriction limiting investments in securities issued by other investment companies and making its recommendation, including: (1) the Adviser's demonstrated experience and capabilities with respect to investing in the securities of other investment companies; (2) comparative performance with respect to other funds managed by the Adviser that invest in other investment companies in excess of 10% of those funds' assets; and (3) consideration of the indirect fees that may be incurred by the Fund through its increased investment in other investment companies. Based upon a review of the above factors, the Board concluded that eliminating the Fund's fundamental investment restriction #12 limiting investments in securities issued by other investment companies would be in the best interests of the Fund and its Stockholders.

REQUIRED VOTE

Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2 TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION #12 LIMITING INVESTMENTS IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED "FOR" THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION LIMITING INVESTMENTS IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES.

                                 PROPOSAL NO. 3

REPLACEMENT OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION #15 THAT THE
FUND SHALL NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS, TAKEN AT MARKET VALUE AT TIME OF PURCHASE, IN SECURITIES OF ANY ONE ISSUER OTHER THAN THE UNITED STATES GOVERNMENT OR ITS INSTRUMENTALITIES; OR INVEST IN THE SECURITIES OF COMPANIES WHICH (TOGETHER WITH THE PREDECESSORS) HAVE A RECORD OF LESS THAN THREE YEARS CONTINUOUS OPERATION, OR PURCHASE MORE THAN 10% OF ANY CLASS OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (THE "CURRENT DIVERSIFICATION AND UNSEASONED ISSUER RESTRICTION")

As described below, the Board is proposing that Stockholders approve the replacement of the Fund's Current Diversification and Unseasoned Issuer Fundamental Restriction with a fundamental restriction that aligns more directly with the requirements of Section 5(b)(1) of the Investment Company Act of 1940, as amended, for a "diversified" company. The Current Diversification and Unseasoned Issuer Fundamental Restriction is overly broad as compared to the statutory requirement to qualify as a diversified company. The Adviser believes and the Board concurs that it would be in the best interest of Stockholders to approve such proposed change in order to allow the Fund greater flexibility regarding its investments, while still maintaining its diversified sub-classification.

WHY ARE STOCKHOLDERS BEING ASKED TO APPROVE THE REPLACEMENT OF THE FUND'S FUNDAMENTAL CURRENT DIVERSIFICATION AND UNSEASONED ISSUERS FUNDAMENTAL RESTRICTION?

The Current Diversification and Unseasoned Issuers Fundamental Restriction adopted by the Fund is fundamental, which means that it may not be changed, replaced or eliminated without Stockholder approval. The Board believes that it is in the best interest of Stockholders to replace the Current Diversification and Unseasoned Issuers Fundamental Restriction with the following (the "New Diversification Fundamental Restriction"):

      With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

WHAT ARE THE BENEFITS OF THE FUND'S REPLACEMENT OF ITS FUNDAMENTAL CURRENT DIVERSIFICATION AND UNSEASONED ISSUERS FUNDAMENTAL RESTRICTION?

The Fund is sub-classified as a diversified company pursuant to Section 5(b)(1) under the 1940 Act, which requires that, with respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer. The Fund's current restriction applies to 100%, rather than 75%, of the Fund's assets. Therefore, the Fund's current limitation is more restrictive than the statute requires. The Board values the Fund's sub-classification as a diversified company, but believes that permitting the Fund to invest in accordance with the requirements of Section 5 (b)(1) provides sufficient diversification among the Fund's investments. The Adviser believes and the Board concurs that it is advisable to permit the Fund to have a limited amount of its assets invested in a single issuer in excess of 5% of the Fund's assets and more than 10% of the voting securities of any one issuer.

The Adviser does not expect to frequently invest more than 5% of the Fund's assets in any single issuer or for the Fund's investments to frequently represent more than 10% of an issuer's voting securities. However, it believes, and the Board concurs, that it is advantageous to the Fund and its stockholders to eliminate the absolute restriction and permit a small amount of the Fund's assets to be so invested from time to time.

Securities issued by other investment companies, as well as those issued by the U.S. Government, its agencies and instrumentalities, are permitted to be excluded from the calculations relating to compliance with the diversification restrictions. If Proposal 2 is approved by stockholders, it is expected that the Fund's investment in other investment companies would increase. If Proposal 3 is approved by stockholders, the Fund's investments in any investment company may represent more than 5% of its assets. The Adviser notes that, under Section 12(d) of the 1940 Act, the Fund's investments in the securities of other investment companies will continue to be capped at no more than 3% of the voting securities of any single investment company issuer, regardless of whether or not the Stockholders approve Proposal 2 above, Proposal 3 or both. The combined effect of Proposal 2, Proposal 3 and Section 12(d)(1)(F) would be that the Fund could invest an unlimited percentage of its assets in the securities of other investment companies, could invest more than 5% of its assets in the securities of any single investment company, and would be limited so that its investments in other investment companies do not exceed 3% of such investment companies' voting securities.

In addition, the Current Diversification and Unseasoned Issuers Fundamental Restriction prohibits the Fund from investing in any issuer that (together with its predecessor) has less than three years of continuous operation. This prohibition is not required by any applicable statute or regulation and the Adviser believes and the Board concurs that to eliminate this absolute prohibition would be in the Stockholders best interest in that it would permit the Adviser flexibility to consider a broader pool of issuers when determining potential investments for the Fund. In particular, elimination of this restriction would permit the Adviser to consider investments in other closed-end funds that are offered by fund complexes with extensive operating histories, but which funds themselves may have commenced operations fewer than three years earlier. If Proposal 3 is adopted, the Adviser does not expect that investments in issuers with less than three years of continuous operation will represent a material portion of the Fund's portfolio, but that, from time to time, certain issuers may be deemed appropriate investments despite having fewer than three years of continuous operations.

WHAT ARE THE MATERIAL DIFFERENCES THAT MAY BE CAUSED BY REPLACING THE FUND'S FUNDAMENTAL CURRENT DIVERSIFICATION AND UNSEASONED ISSUERS FUNDAMENTAL RESTRICTION WITH THE NEW DIVERSIFICATION FUNDAMENTAL RESTRICTION?

If Proposal 3 is approved by Stockholders, the Adviser does not expect that the Fund's investments will change materially. The Adviser intends to rely upon the flexibility to invest in issuers with continuous operations shorter than three years only where other factors dictate the advisability of the investment. Similarly, the Adviser intends that the Fund's investments in any single issuer will not typically exceed more than 5% of the Fund's net assets nor represent more than 10% of an issuer's voting securities. However, the Adviser believes that, from time to time, such flexibility to exceed such limitations with regard to no more than 25% of the Fund's assets is beneficial to the Adviser's management of the Fund's assets.

CONSIDERATION AND APPROVAL BY THE BOARD OF DIRECTORS.

The Board met in person on February 10, 2012 to consider, among other things, replacing the Current Diversification and Unseasoned Issuer Fundamental Restriction with the New Diversification Fundamental Restriction. At the Board meeting, the Board reviewed materials furnished by the Adviser and discussed with representatives of the Adviser the potential impact of replacing this restriction. The Directors, including all of the independent Directors, unanimously approved the proposed replacement and recommended that Stockholders of the Fund approve replacement of the Fund's Current Diversification and Unseasoned Issuers Restriction with the New Diversification Fundamental Restriction. The Board considered certain factors in approving the replacement of the Fund's Current Diversification and Unseasoned Issuers Fundamental Restriction with the New Diversification Restriction, including: (1) the statutory requirements for being sub-classified as a diversified investment company; (2) the Adviser's projections regarding the non-material impact on the Fund's portfolio composition resulting from replacing the Current Diversification and Unseasoned Issuers Fundamental Restriction; (3) the Adviser's discussion regarding the type of issuers that may be potential investments for the Fund despite having less than three years continuous operation; (4) the Adviser's description of certain scenarios where an absolute prohibition against any portion of the Fund's assets in a single issuer to exceed 5% of the Fund's net assets would not be in the best interest of the Fund or its stockholders; (5) the Adviser's description of certain scenarios where the Fund's investment may represent more than 10% of the voting securities of any one issuer and continue to be in the best interest of the Fund and its stockholders; and (6) the fact that the New Diversification Restriction continues to be fundamental. Based upon a review of the above factors, the Board concluded that replacing the Fund's Current Diversification and Unseasoned Issuers Fundamental Restriction with the New Diversification Restriction would be in the best interests of the Fund and its Stockholders.

REQUIRED VOTE

Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3 TO APPROVE THE REPLACEMENT OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION THAT THE FUND SHALL NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS, TAKEN AT MARKET VALUE AT TIME OF PURCHASE, IN SECURITIES OF ANY ONE ISSUER OTHER THAN THE UNITED STATES GOVERNMENT OR ITS INSTRUMENTALITIES; OR INVEST IN THE SECURITIES OF COMPANIES WHICH (TOGETHER WITH THE PREDECESSORS) HAVE A RECORD OF LESS THAN THREE YEARS CONTINUOUS OPERATION, OR PURCHASE MORE THAN 10% OF ANY CLASS OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER.

                             AUDIT COMMITTEE REPORT

In 2012, the Audit Committee met with the Fund's Administrator, Ultimus Fund Solutions, LLC, and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the calendar year ended December 31, 2011. The Fund's independent registered public accounting firm represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the calendar year ended December 31, 2011 filed with the Securities and Exchange Commission ("SEC").

This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

The Audit Committee of the Board of Directors has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

                                    Respectfully submitted,

                                    Glenn W. Wilcox, Sr.
                                    Andrew A. Strauss
                                    Scott B. Rogers
                                    Edwin Meese III

        RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund's independent registered public accounting firm for the calendar year ended December 31, 2011, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ending December 31, 2012.

A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Stockholders or make a statement, but may be available by telephone to respond to appropriate questions from Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the year ended December 31, 2011 and 2010 were:

Service                         2011                    2010
--------------------------------------------------------------------------------
Audit Fees                    $ 14,500                $ 14,100

Audit-Related Fees                   0                       0

Tax Fees (1)                     3,500                   3,000

All Other Fees (2)               1,500                       0
                              --------                --------
Total                         $ 19,500                $ 17,100
                              --------                --------

(1) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

(2) All Other Fees represents charges for review of the Fund's rights offering documents.

All of the services performed by the Fund's independent registered public accounting firm, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. Audit Fees for the years ended December 31, 2011 and 2010 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2011 and 2010 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual. All Other Fees for the year 2011 relate to charges for review of the Fund's rights offering documents.

The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the calendar year ended December 31, 2011, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

   INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

Cornerstone Advisors, Inc. has acted as the Fund's Investment Adviser ("Investment Adviser") since January 2, 2002, and has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, NC 28803. Cornerstone Advisors, Inc. was organized in February, 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to two other closed-end funds, Cornerstone Strategic Value Fund, Inc. and Cornerstone Progressive Return Fund. Messrs. Bradshaw and Bentz are the only stockholders of the Investment Adviser.

Mr. Bradshaw is President and Chairman of the Board of Directors of the Fund. Mr. Bentz is Chief Compliance Officer, Secretary, and Assistant Treasurer of the Fund.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC, whose address is 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, currently acts as the Administrator of the Fund.

                SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2011.

                  INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on December 31, 2011:

Name and Address of Beneficial Owner   Shares of Common Stock Beneficially Owned
------------------------------------   -----------------------------------------
None

Additionally, on February 17, 2012 Cede & Co., a nominee for participants in the Depository Trust Company, held of record 6,392,000 shares of the Fund, equal to approximately 96.9% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.

                                 OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

All proposals by Stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2013, must be received by the Fund addressed to Cornerstone Total Return Fund, Inc., c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753,in advance of the meeting as set forth in this document.

                                    CORNERSTONE TOTAL RETURN FUND, INC.

                                    Gary A. Bentz, Secretary

Dated: February 29, 2012

                      CORNERSTONE TOTAL RETURN FUND, INC.
               PROXY CARD FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 16, 2012

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of Cornerstone Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Andrew A. Strauss, Scott B. Rogers, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, on April 16, 2012 at 11:00 a.m., Eastern Time, or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

     The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to the election of the directors and the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1, FOR Proposal 2, FOR Proposal 3, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders, in the interest of the Fund.

             (Continued and to be dated and signed on reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF
                      CORNERSTONE TOTAL RETURN FUND, INC.
                                APRIL 16, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.proxyvote.com

                                      -----

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF DIRECTORS), "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of five (5) Directors:

                                                NOMINEES:
          / /  FOR ALL NOMINEES           / /   Ralph W. Bradshaw

               WITHHOLD AUTHORITY         / /   Edwin Meese III
          / /  FOR ALL NOMINEES           / /   Scott B. Rogers
                                          / /   Andrew A. Strauss
          / /  FOR ALL EXCEPT             / /   Glenn W. Wilcox, Sr.
               (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark

"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

2. To approve the elimination of the Fund's fundamental investment restriction limiting investments in securities issued by other investment companies

          FOR    AGAINST   ABSTAIN
          / /      / /      / /


3. To approve the replacement of the Fund's fundamental investment restriction that the Fund shall not invest more than 5% of its total assets, taken at market value at time of purchase, in securities of any one issuer other than the United States Government or its instrumentalities; or invest in the securities of companies which (together with the predecessors) have a record of less than three years continuous operation, or purchase more than 10% of any class of the outstanding voting securities of any one issuer (the "current diversification and unseasoned issuer restriction")

          FOR    AGAINST   ABSTAIN
          / /      / /      / /

4.______ In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

          FOR    AGAINST   ABSTAIN
          / /      / /      / /

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted by this method.

SIGNATURE OF STOCKHOLDER_____________________________ DATE______________________

SIGNATURE OF STOCKHOLDER_____________________________ DATE______________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.